Exhibit 10.1

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”), dated as of December 3, 2015, is entered into by and among Long Island Brand Beverages LLC, a New York limited liability company (“Borrower”), Long Island Iced Tea Corp., a Delaware corporation (“Parent”), and Brentwood LIIT Inc., a Delaware corporation (the “Lender”).

RECITALS

WHEREAS, pursuant to the Credit and Security Agreement (the “Credit Agreement”), dated as of November 23, 2015, by and among the Borrower, the Parent and the Lender, the Borrower is providing Lender with a secured convertible promissory note (the “Note”) in the original principal amount of up to One Million Dollars ($1,000,000), subject to increase as provided herein up to a maximum principal amount of Five Million Dollars ($5,000,000), which outstanding principal amount, all accrued and unpaid interest thereon, and any other sums due and payable thereunder or under the Credit Agreement, is convertible into shares of common stock, $0.0001 par value per share, of the Parent (the “Common Stock”), at a price equal to $4.00 per share (the “Conversion Shares”) at any time and from time to time while the Note is outstanding;

WHEREAS, pursuant to the Credit Agreement, as additional consideration for entering into the Credit Agreement with the Borrower, the Parent is issuing the Lender a warrant (the “Warrant”) to purchase 1,111,111 shares of Common Stock at an exercise price of $4.50 per share (the “Warrant Shares”); and

WHEREAS, one of the conditions precedent to the consummation of the transactions contemplated by the Credit Agreement is the execution and delivery of this Agreement to provide for registration rights to the Lender and its permitted designees for the Conversion Shares into which the Note is convertible and the Warrant Shares for which the Warrant is exercisable as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Certain Definitions. As used in this Agreement, the following terms shall have the following respective meanings:

“Affiliate” means with respect to any Person, any Person that directly or indirectly controls or is controlled by or is under common control with, such Person.

“Agreement” shall have the meaning ascribed to such term in the Preamble.

“Blue Sky Application” shall have the meaning ascribed to such term in Section 5(a) hereof.

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“Credit Agreement” shall have the meaning ascribed to such term in the Recitals.

“Commission” means the United States Securities and Exchange Commission or any other federal agency at the time administering the Securities Act and the Exchange Act.

“Common Stock” shall have the meaning ascribed to such term in the Recitals.

“Conversion Shares” shall have the meaning ascribed to such term in the Recitals.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Form S-1 or Form S-3” means Forms S-1 and S-3, as the case may be, each as promulgated under the Securities Act and as in effect on the date hereof or any successor forms promulgated under the Securities Act or adopted by the Commission.

“Lender” shall have the meaning ascribed to such term in the Preamble. For the purposes of this Agreement, any rights and obligations of the Lender shall inure to any of the designees or assigns of the Lender.

“Losses” shall have the meaning ascribed to such term in Section 5(a) hereof.

“Maximum Number of Shares” shall have the meaning ascribed to such term in Section 2(c) hereof.

“Other Stockholders” shall have the meaning ascribed to such term in Section 2(b) hereof.

“Note” shall have the meaning ascribed to such term in the Recitals.

“Parent” shall have the meaning ascribed to such term in the Preamble.

“Parent Indemnified Person” shall have the meaning ascribed to such term in Section 5(a) hereof.

“Parent Offering” shall have the meaning ascribed to such term in Section 2(a).

“Persons” means an individual, corporation, limited liability company, partnership, joint venture, trust, or unincorporated organization, or a government or any agency or political subdivision thereof.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

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“Registration Expenses” shall have the meaning ascribed to such term in Section 7(a) hereof.

“Registrable Shares” shall mean (a) the Conversion Shares, (b) the Warrant (including any Warrant Shares), and (c) any other equity security of the Parent issued or issuable with respect to any such Conversion Shares, the Warrant or Warrant Shares to the Lender by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Shares, such securities shall cease to be Registrable Shares when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold or disposed of in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Parent and subsequent public distribution of such securities shall permanently not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; (D) such securities may be sold without registration pursuant Rule 144 promulgated under the Securities Act (but with no volume or other restrictions or limitations); or (E) such securities have been sold to, or through, a broker, dealer or Underwriter in a public distribution or other public securities transaction.

“Registration Statement” shall mean any registration statement that covers the Registrable Shares pursuant to the provisions of this Agreement, including the prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Rule 144” means Rule 144 promulgated under the Securities Act or any successor rule.

“Rule 145” means Rule 145 promulgated under the Securities Act or any successor rule.

“Rule 415” means Rule 415 promulgated by the Securities Act or any similar or successor rule.

“Securities Act” means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations promulgated thereunder, all as the same shall be in effect from time to time.

“Securities Registration” shall have the meaning ascribed to such term in Section 5(a) hereof.

“Seller Indemnified Person” shall have the meaning ascribed to such term in Section 5(b) hereof.

“Selling Expenses” shall have the meaning ascribed to such term in Section 7(a) hereof.

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“Stockholder Offering” shall have the meaning ascribed to such term in Section 2(a).

“Underwriter” shall mean a securities dealer who purchases any Registrable Shares as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Parent are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Warrant” shall have the meaning ascribed to such term in the Recitals.

“Warrant Shares” shall have the meaning ascribed to such term in the Recitals.

Section 2. “Piggy-Back” Registrations.

(a)          If, at any time, and each time, the Parent determines to register under the Securities Act with respect to an offering of its equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into its equity securities, whether for its own account (a “Parent Offering”) or for the account of other security holders (a “Stockholder Offering”), or both (other than a Registration Statement (i) relating either to the sale of securities to employees of the Parent pursuant to a stock option, stock purchase, equity incentive or similar plan on Form S-8, (ii) a merger acquisition or other transaction whereby the Parent files a Form S-4 or (iii) for a dividend reinvestment plan), then the Parent will, following the engagement of counsel to the Parent to prepare the documents to be used in connection with such Registration Statement, as soon as practicable before the anticipated initial filing date of such Registration Statement, give written notice to all holders of Registrable Shares of its intention so to do, which notice shall (A) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the holders of Registrable Shares the opportunity to register the sale of such number of Registrable Shares as such holders may request in writing within five (5) business days after receipt of such written notice (such Registration a “Piggyback Registration”). Upon the written request of any such holder to register any or all of its Registrable Shares, the Parent shall as soon thereafter as practicable, subject to Section 2(c) below, include the Registrable Shares as to which registration shall have been so requested in the Registration Statement proposed to be filed or filed by the Parent, all to the extent required to permit the sale or other disposition by the holder of such Registrable Shares so registered, in accordance with the plan of distribution set forth in such Registration Statement and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Shares requested by the Lender pursuant to this Section 2 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Parent included in such Registration and to permit the sale or other disposition of such Registrable Shares in accordance with the intended method(s) of distribution thereof; provided, that the number of Registrable Shares to be included in the registration shall be no greater than the amount permitted by United States federal law, state law or other law or Commission rule or policy. If United States federal law, state law or other law or Commission rule or policy requires a limitation of the number of Registrable Shares to be registered under this Section 2 pursuant to any particular Registration Statement, then Registrable Shares shall be excluded in such manner that the securities to be sold shall be allocated among the selling holders pro rata based on their ownership of Registrable Shares.

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(b)          If the Registration of which the Parent gives notice as provided above is for a registered public offering involving an underwriting, the Parent shall so advise the holders of Registrable Shares as a part of the written notice given referred to in paragraph (a) above. In such event the right of any holder of Registrable Shares to Registration pursuant to this Section 2 shall be conditioned upon such holder’s participation in such underwriting to the extent provided herein. All holders of Registrable Shares proposing to distribute their securities through such underwriting shall (together with the shares of Common Stock to be registered by the Parent and shares of Common Stock held by Persons who by virtue of agreements with the Parent are entitled to include shares in such Registration (the “Other Stockholders”)), if so requested by the Underwriter, enter into lockup agreements no more restrictive than the principals of Parent or other holders whose shares are included in the Registration Statement, each in customary form, with the Underwriter or Underwriters selected for underwriting by the Parent and enter into other customary agreements (such as powers of attorney and custody agreements). If any holder of Registrable Shares disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Parent and the managing Underwriter; provided, however, that such withdrawal must be made prior to the pricing of such Underwritten Offering. Any Registrable Shares or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration. No person may participate in any Underwritten Offering for equity securities of the Parent pursuant to a Registration initiated by the Parent hereunder unless such person (i) agrees to sell such Person’s securities on the basis provided in any underwriting arrangements approved by the Parent and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

(c)          Notwithstanding any other provision of this Section 2, if, in connection with any Underwritten Offering, the Underwriter determines that the number of Registrable Shares requested to be included in such Underwritten Offering exceeds the maximum dollar amount or maximum number of shares that can be sold in such offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of shares, as applicable, the “Maximum Number of Shares”) , then the Parent shall include in such Underwritten Offering:

1)              If the registration is undertaken for the Parent’s account: (A) first, the shares of Common Stock or other securities that the Parent desires to sell that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the Registrable Shares as to which registration has been requested pursuant to this Agreement that can be sold without exceeding the Maximum Number of Shares; and (C) third, to the extent that the Maximum Number of shares has not been reached under the foregoing clauses (A) and (B), the shares of Common Stock or other securities for the account of other persons that the Parent is obligated to register pursuant to written contractual piggy-back registration rights with such persons and that can be sold without exceeding the Maximum Number of Shares;

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b)              If the registration is a “demand” registration undertaken at the demand of persons other than the Lender, (A) first, the shares of Common Stock or other securities for the account of the demanding persons that can be sold without exceeding the Maximum Number of Shares; (B) second, to the extent that the Maximum Number of Shares has not been reached under the foregoing clause (A), the shares of Common Stock or other securities that the Parent desires to sell that can be sold without exceeding the Maximum Number of Shares; (C) third, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A) and (B), the Registrable Shares, as to which registration has been requested pursuant to the terms hereof that can be sold without exceeding the Maximum Number of Shares; and (D) fourth, to the extent that the Maximum Number of Shares has not been reached under the foregoing clauses (A), (B) and (C), the shares of Common Stock or other securities for the account of other persons that the Parent is obligated to register pursuant to written contractual arrangements with such persons, that can be sold without exceeding the Maximum Number of Shares.

The Parent shall so advise in writing all holders of securities requesting registration of any limitations on the number of shares to be underwritten and the number of shares of securities that are entitled to be included in the registration and the Parent shall be obligated to include in such Registration Statement only such limited portion (which may be none) of the Registrable Shares as the managing Underwriter determines in good faith. If the Parent excludes any Registrable Shares from Registration, in the manner set forth in this Section 2(c), then the holders of Registrable Shares shall have the right to require the Parent to register all or part of such holders’ remaining Registrable Shares by filing with the SEC a Registration Statement within ninety (90) days of the date the Registration Statement filed in connection with such Underwritten Offering was declared effective by the SEC.

(d) The holders whose underlying Registrable Shares are included or required to be included in such Registration Statement shall be granted the same rights, benefits, liquidated or other damages and indemnification granted to other holders of securities included in such Registration Statement.

(e) If at any time after giving written notice of its intention to register any Registrable Shares to holders of Registrable Shares and prior to the effective date of the Registration Statement filed in connection with such registration, the Parent shall determine for any reason not to register or to delay registration of the other securities for which the Registration Statement is being filed, the Parent shall, give written notice of such determination to each holder of Registrable Shares that has notified the Parent of participation in the Piggyback Registration and, thereupon, (i) in the case of such determination not to register, the Parent shall be relieved of its obligation to register any Registrable Shares in connection with such Registration (but not from its obligation to pay the Registration Expenses incurred in connection therewith), without prejudice and (ii) in the case of a determination to delay such registration, the Parent shall be permitted to delay the registration of such Registrable Shares; provided, however, that if such delay shall extend beyond ninety (90) days from the date the Parent received a notice from such holder to include Registrable Shares in such Piggyback Registration, then the Parent shall again give holders the opportunity to participate therein and shall follow the notification procedures set forth in paragraph (a) of this Section 2.

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Section 3. Expiration or Waiver of Obligations. The obligations of the Parent to register Registrable Shares pursuant to Section 2 of this Agreement and to keep any Registration Statement effective shall expire when no Registrable Shares are outstanding or no shares under the Registration Statement are held by the Lender. The obligations of the Parent under this Agreement may be waived by any holder of any of the Registrable Shares entitled to registration rights hereunder.

Section 4. Effectiveness of Registration Statements. The Parent will use its commercially reasonable efforts to maintain the effectiveness of any Registration Statement pursuant to which any of the Registrable Shares are being offered for the period set forth in Section 6(b); provided, however that such period shall expire as set forth in Section 3.

Section 5. Indemnification; Procedures; Contribution.

(a)          In the event that the Parent registers any of the Registrable Shares under the Securities Act in accordance with this Agreement, the Parent will, to the extent permitted by law, indemnify and hold harmless each holder of the Registrable Shares and each Underwriter of the Registrable Shares (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each Person, if any, who controls such holder or any such Underwriter within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act (each a “Parent Indemnified Person”) from and against any and all losses, claims, damages, expenses or liabilities, joint or several (collectively, “Losses”), to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such Parent Indemnified Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, solely insofar as such Losses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement under which such Registrable Shares were registered under the Securities Act pursuant to this Agreement, any preliminary prospectus or final prospectus contained therein, or any free writing prospectus related thereto, or any amendment or supplement thereof, any filing with any state or federal securities commission or agency or any other prospectus, offering circular or other document incident to such registration (any such application, document or information herein called a (“Securities Registration”), or based on any omission or alleged omission in any Securities Registration to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, (ii) any blue sky application or other document executed by the Parent specifically for that purpose or based upon written information furnished by the Parent filed in any state or other jurisdiction in order to qualify any or all of the Registrable Shares under the securities laws thereof (any such application, document or information herein called a (“Blue Sky Application”), (iii) any omission or alleged omission to state in any such Securities Registration or in any Blue Sky Application executed or filed by the Parent, a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) any violation by the Parent or its agents of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Parent or its agents and relating to action or inaction required of the Parent in connection with such Securities Registration, or (v) any failure to register or qualify the Registrable Shares in any state where the Parent or its agents has affirmatively undertaken or agreed in writing that the Parent (the undertaking of any Underwriter chosen by the Parent being attributed to the Parent) will undertake such registration or qualification (provided, that in such instance the Parent shall not be so liable if it has used its commercially reasonable efforts to so register or qualify the Registrable Shares) and will reimburse each Parent Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Loss (or actions in respect thereof), promptly after being so incurred; provided, however, that the Parent will not be liable in any such case (i) through (v) above and will not be required to reimburse any such expenses to a Parent Indemnified Person if and to the extent that any such Loss arises out of or is based exclusively upon an untrue statement or alleged untrue statement or omission or alleged omission so made in reliance upon and in conformity with written information furnished by that Parent Indemnified Person in writing specifically for use in such Securities Registration or Blue Sky Application.

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(b)          In the event of a registration of any of the Registrable Shares under the Securities Act in accordance with this Agreement, each holder of such Registrable Shares thereunder, severally and not jointly, will indemnify and hold harmless the Parent, each Person, if any, who controls the Parent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Parent who signs the Registration Statement, each director of the Parent, each other holder of Registrable Shares, each Underwriter and any broker or dealer through whom such shares may be sold and each Person who controls such Underwriter or broker within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each a “Seller Indemnified Person”), against all Losses, to which a Seller Indemnified Person may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such Seller Indemnified Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, promptly after being so incurred, solely insofar as such Losses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Securities Registration or any Blue Sky Application or omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, provided, however, that such holder will be liable hereunder in any such case if and only to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such holder, as such, furnished in writing to the Parent by such holder specifically for use in such Securities Registration or any Blue Sky Application; and provided, further, that the liability of each holder hereunder shall be limited to the proportion of any such Loss which is equal to the proportion that the public offering price of all securities sold by such holder under such Registration Statement bears to the total public offering price of all securities sold thereunder, but not in any event to exceed the net proceeds (net of the cost of the Registrable Shares sold and all expenses paid by such holder and not reimbursed by the Parent and the amount of any damages that such holder has otherwise been required to pay by reason of such untrue statement or omission) received by such holder from the sale of Registrable Shares covered by such Registration Statement.

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(c)          Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 5 and shall only relieve it from any liability which it may have to such indemnified party under this Section 5 if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 5 for any reasonable legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or that the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified party shall have the right to select a separate counsel reasonably satisfactory to the indemnifying party and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred. No indemnifying party, in the defense of any such claim or action, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or action, and the indemnification agreements contained in Sections 5(a) and 5(b) shall not apply to any settlement entered into in violation of this sentence. Each indemnified party shall furnish such information regarding itself or the claim in question as an indemnifying party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

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(d)          If the indemnification provided for in Section 5(a) or 5(b) from the indemnifying party for any reason is unavailable to (other than by reason of exceptions provided therein), or is insufficient to hold harmless, an indemnified party hereunder in respect of any claim for indemnification, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, in connection with the actions that resulted in such claim, as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. If, however, the foregoing allocation is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by a party as a result of any claim referred to in the immediately preceding paragraph shall be deemed to include, any reasonable legal or other fees, costs or expenses reasonably incurred by such party in connection with any investigation or proceeding. Notwithstanding anything in this Section 5(d) to the contrary, no indemnifying party (other than the Parent) shall be required pursuant to this Section 5(d) to contribute any amount in excess of the net proceeds (net of the cost of the Registrable Shares sold and all expenses paid by such holder and not reimbursed by the Parent and the amount of any damages that such holder has otherwise been required to pay by reason of such untrue statement or omission) received by such indemnifying party from the sale of the Registrable Shares pursuant to the Registration Statement giving rise to such claims, less all amounts previously paid by such indemnifying party with respect to such claims. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(e)          Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with an underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement as it relates to the Underwriter shall control.

(f)           The provisions of this Section 5 shall be in addition to any other rights to indemnification or contribution which an indemnified party may have pursuant to law, equity, contract or otherwise.

Section 6. Registration Procedures.

(a)          If and whenever the Parent is required by the provisions of this Agreement to effect the registration of any Registrable Shares under the Securities Act, the Parent will, as expeditiously as possible:

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(i)          Subject to time periods contained herein, in the case of a Registration Statement under Section 2, prepare and file with the Commission a Registration Statement on Form S-1 or Form S-3 with respect to such securities including executing an undertaking to file post-effective amendments and use its commercially reasonable efforts to cause such Registration Statement to become and remain effective for the period of the distribution contemplated thereby in accordance with the provisions contained herein;

(ii)         Prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified herein and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Shares covered by such Registration Statement;

(iii)        Prior to filing any Registration Statement described in this Agreement, furnish to each holder of Registrable Shares upon request, within a reasonable time prior to such filing, copies of the Registration Statement and any amendments or supplements thereto and any prospectus forming a part thereof, which documents shall be subject to the review of counsel representing each holder, and use all commercially reasonable efforts to reflect in each such document when so filed with the Commission such comments as counsel representing each holder shall reasonably propose;

(iv)        Furnish to each seller of Registrable Shares and to each Underwriter, if applicable, such number of copies of the Registration Statement and each such amendment and supplement thereto (in each case including all exhibits) and the prospectus included therein (including each preliminary prospectus) as such Persons reasonably may request in order to facilitate the public sale or other disposition of the Registrable Shares covered by such Registration Statement;

(v)         If the offering is underwritten, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the lead or managing Underwriter(s) of such offering.

(vi)        Provide a transfer agent, registrar and a CUSIP number for all Registrable Shares registered pursuant hereto, in each case not later than the date of the final prospectus for such registration.

(vii)       Use its reasonable commercial efforts to register and qualify the Registrable Shares covered by such Registration Statement under the securities or “blue sky” laws of such jurisdictions as the sellers of Registrable Shares or, in the case of an underwritten public offering, the managing Underwriter reasonably shall request; provided, however, that the Parent shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, unless the Parent is already subject to service in such jurisdiction;

(viii)      Use its reasonable commercial efforts to list the Registrable Shares covered by such Registration Statement with any securities exchange or quotation system on which the Common Stock is then listed, quoted or traded;

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(ix)         File any “free writing prospectus” (as defined in Rule 405 under the Securities Act) that is required to be filed with the Commission in accordance with the Securities Act;

(x)          Notify each holder of Registrable Shares, promptly after receiving notice thereof, of the time when the Registration Statement becomes effective or when any amendment or supplement or any prospectus forming a part of the Registration Statement has been filed;

(xi)         Comply with all applicable rules and regulations under the Securities Act and Exchange Act;

(xii)        Immediately notify each holder of Registrable Shares and each Underwriter under such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Parent has knowledge as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and promptly prepare and furnish to such seller a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

(xiii)       Advise each holder of Registrable Shares after the Parent shall receive notice or otherwise obtain knowledge of the issuance of any order by the Commission preventing or suspending the effectiveness of the Registration Statement or any amendment thereto or of the initiation or threatening of any proceeding for that purpose and promptly use all commercially reasonable efforts to prevent the issuance, or to obtain its withdrawal at the earliest possible moment, of any stop order with respect to the applicable Registration Statement or other order suspending the use of any preliminary or final prospectus;

(xiv)      If the offering is underwritten and at the request of any seller of Registrable Shares, furnish on the date that Registrable Shares are delivered to the Underwriters for sale pursuant to such registration and to the extent reasonably available (A) an opinion dated such date of counsel representing the Parent, and (B) a letter dated such date from the independent public accountants retained by the Parent or the holders of Registrable Shares, and each of the opinion and the letter shall be reasonably satisfactory to the majority-in-interest of the holders participating in the Piggyback Registration and shall be in customary form and covering substantially the same matters with respect to such Registration Statement and as are customarily covered in opinions of issuer’s counsel and in accountants’ letters delivered to the Underwriters in an underwritten offerings of securities;

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(xv)        Upon reasonable notice and at reasonable times during normal business hours and without undue interference of the Parent’s business or operations, make available for inspection by each seller of Registrable Shares, any Underwriter participating in any distribution pursuant to such Registration Statement, and any attorney, accountant or other agent retained by such seller or Underwriter, reasonable access to all financial and other records, pertinent corporate documents and properties of the Parent, as such parties may reasonably request, and cause the Parent’s officers, directors and employees to supply all information reasonably requested by any such seller, Underwriter, attorney, accountant or agent in connection with such Registration Statement; provided that the Parent need not disclose any such information to any such seller or its representative unless and until such person has entered into a confidentiality agreement with the Parent;

(xvi)      Cooperate with the selling holders of Registrable Shares and the managing Underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Shares to be sold, such certificates to be in such denominations and registered in such names as such holders or the managing Underwriter may request;

(xvii)      Make generally available to its security holders an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Parent’s fiscal quarter next following the effective date of a Registration Statement filed hereunder; and

(xviii)    Use its commercially reasonable efforts to make available the executive officers of the Parent to participate with the holders and any Underwriters in “road shows” or other selling efforts that may be reasonably requested by the holders in connection with the methods of distributed for the Registrable Shares.

(b)          For purposes of this Agreement, the period of distribution of Registrable Shares in a firm commitment underwritten public offering shall be deemed to extend until each Underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Shares in any other registration shall be deemed to extend until the earlier of the sale of all Registrable Shares covered thereby or one hundred eighty (180) calendar days after the latter of (i) the date of exercise of the entire Warrant or (ii) the date of the conversion of the entire Note.

(c)          Whenever under the preceding Sections of this Agreement the holders of Registrable Shares are registering such shares pursuant to any Registration Statement, each such holder agrees to: (i) timely provide in writing to the Parent, at its request, such information and materials as the Parent may reasonably request in order to facilitate preparation of the Registration Statement and effect the registration of such Registrable Shares in compliance with federal and applicable state securities laws, provided, that, at least ten (10) business days prior to the first anticipated filing date of any Registration Statement or shorter period as may be agreed by such holder, the Parent notifies such holder of the information the Parent requires from such holder; or (ii) provide the Parent with appropriate representations with respect to the accuracy of such information provided by such seller pursuant to subsection (i). The provisions of such information shall be a condition to the Parent’s obligations to register the Registrable Shares.

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(d)          If for any reason the Commission does not permit all of the Registrable Shares to be included in a Registration Statement filed pursuant to this Agreement or if not permitted by law or Commission policy or position as determined by the Parent in its reasonable discretion or for any other reason any Registrable Shares are not permitted by the Commission to be included in a Registration Statement filed under this Agreement, the Parent may reduce, on a pro rata basis, the total number of Registrable Shares to be registered on behalf of the Lender, but must register such Registrable Shares within ninety (90) days as provided in Section 2(c),subject to any other shares which may be registered under such Registration Statement being reduced only after the reduction of the Registrable Shares.

(e)          Notwithstanding anything to the contrary contained in this Agreement, in the event the Commission determines or the Parent determines in accordance with Commission policy or practice any Registration Statement filed pursuant to this Agreement (i) constitutes a primary offering of securities by the Parent or (ii) requires holders of Registrable Shares to be named as an Underwriter and such party does not consent to being so named as an Underwriter in such Registration Statement, the Parent may reduce the total number of Registrable Shares of such party to be registered, and the failure to include such Registrable Shares in any Registration Statement shall not cause the Parent to be in violation of this Agreement or be required to pay any penalty, financial or otherwise.

Section 7. Registration and Selling Expenses.

(a)          All expenses incurred by the Parent in complying with Section 2 hereof, including, without limitation, all registration and filing fees, printing expenses (if required), fees and disbursements of counsel and independent public accountants for the Parent, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the FINRA, transfer taxes, and fees of transfer agents and registrars, are called “Registration Expenses.” The Parent will pay all Registration Expenses in connection with the Registration Statement under Section 2. The Parent shall have no obligation to pay or otherwise bear: (i) the cost and expenses of procuring Underwriters’ insurance in connection with the sale of Registrable Shares by holders of Registrable Shares, or (ii) any portion of the Underwriters’ or any broker/ dealers’ commissions or discounts attributable to the Registrable Shares being offered and sold by the holders of Registrable Shares (collectively, the “Selling Expenses”). All Selling Expenses in connection with each Registration Statement under Section 2 shall be borne by the participating sellers (including the Parent, where applicable) in proportion to the number of shares registered by each, or by such participating sellers other than the Parent (to the extent the Parent shall be a seller) as they may agree. Parent shall also pay the reasonable legal fees of one counsel for the holders of Registrable Shares to review the Registration Statement.

Section 8. Conditions to Registration Obligations. The Parent shall not be obligated to effect the registration of Registrable Shares pursuant to Section 2 for a holder of Registerable Shares unless such holder consents to the reasonable conditions imposed by the Parent set forth below:

(a)          conditions requiring such holder to comply with all prospectus delivery requirements of the Securities Act and with all anti-stabilization, anti-manipulation and similar provisions of Section 10 of the Exchange Act and any rules issued thereunder by the Commission, and to furnish to the Parent information about sales made in such public offering;

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(b)          conditions prohibiting such holder upon receipt of telegraphic or written notice from the Parent (until further notice) from effecting sales of shares, such notice being given to permit the Parent to correct or update a Registration Statement or prospectus;

(c)          conditions requiring that at the end of the period during which the Parent is obligated to keep the Registration Statement effective under Section 4, such holder of shares included in the Registration Statement shall discontinue sales of shares pursuant to such Registration Statement upon receipt of notice form the Parent of its intention to remove from registration the shares covered by such Registration Statement that remain unsold, and requiring such holders to notify the Parent of the number of shares registered that remain unsold immediately upon receipt of notice from the Parent;

(d)          conditions requiring such holder of Registrable Shares to enter into an underwriting agreement in form and substance reasonably satisfactory to the Parent and the holders of Registrable Shares; and

(e)          conditions requiring such holder of Registrable Shares to, if requested by any Underwriter, to enter into a lock-up agreement in form and substance reasonably satisfactory to the Underwriter in connection with any underwritten offering of securities by the Parent for the Parent’s own account.

Section 9. Transferability of Registration Rights. For the purposes of this Agreement, the holder of Registrable Shares shall include not only the Lender but any of Lender’s Affiliates and transferees; provided, however, that each such assignee or transferee agrees in writing to be bound by all of the provisions of this Agreement.

Section 10. Reporting Obligations. As long as any holder shall own Registrable Shares, the Parent, at all times while it shall be reporting under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the holders of Registrable Shares with true and complete copies of all such filings. The Parent further covenants that it shall take such further action as any holder of Registrable Shares may reasonably request, all to the extent required from time to time to enable such holders of Registrable Shares to sell shares of the Common Stock held by such holders without registration under the Securities Act within the limitation of the exemptions provided by Rule 144, including providing any legal opinions. Upon the request of any holder of Registrable Shares, the Parent shall deliver to such holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

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Section 11. Miscellaneous.

(a)          The parties to this Agreement shall be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security), to recover damages caused by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that a breach of this Agreement would cause irreparable harm and money damages would not be an adequate remedy for any such breach and that, in addition to any other rights and remedies existing hereunder, any party shall be entitled to specific performance and/or other injunctive relief from any court of law or equity of competent jurisdiction (without posting any bond or other security) in order to enforce or prevent violation of the provisions of this Agreement.

(b)          No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

(c)          Except as hereinafter provided, amendments or additions to this Agreement may be made, compliance with any covenant or provision set forth herein may be omitted or waived, and this Agreement may be terminated, if the Parent or Borrower shall obtain consent thereto in writing from the Lender (unless it does not beneficially own any Registrable Shares) and, if it is not the beneficial owner of any of the Registrable Shares, the consent of such other beneficial owners as would aggregate at least 51% in interest of the Registrable Shares. Any waiver or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

(d)          All notices or other communications that are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by sent by registered or certified mail, return receipt requested, postage prepaid, or sent by a nationally-recognized overnight courier or by electronic mail, with a copy thereof to be delivered by nationally-recognized overnight courier (as aforesaid) within 24 hours of such electronic mail, or by facsimile, with confirmation as provided above addressed as follows:

If to the Parent or Borrower:

Long Island Brand Beverages LLC

116 Charlotte Avenue

Hicksville, NY 11801

Attention:

Phone: (855) 542-2832

With a copy to (which shall not constitute notice):

Graubard Miller

405 Lexington Avenue

New York, NY 10174

Attention: David Alan Miller / Jeffrey M. Gallant

Phone: 212-818-8800

Facsimile: 212-818-8881

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If to the Lender:

Brentwood LIIT Inc.

Level 2 Suite 9

20 Augustus Terrace,

Parnell, Auckland

New Zealand

Attention: Kerry Finnigan

With a copy to (which shall not constitute notice):

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas

New York, NY 10105

Attention: Douglas Ellenoff

Phone: 212-370-1300

Facsimile: 212-370-7889

or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. All such notices or communications shall be deemed to be received (i) in the case of personal delivery, on the date of such delivery, (ii) in the case of nationally-recognized overnight courier, on the third business day after the date when sent, in the case of registered or certified mail five (5) days after the date it is mailed and (iii) in the case of facsimile transmission or electronic mail, upon confirmed receipt.

(e)          This Agreement shall be binding upon and inure to the benefit of the Parent and the Lender and their respective heirs, successors and assigns, except that the Parent shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein without the prior written consent of the holders of at least a majority in interest of the Registrable Shares, which shall include the Lender as long as it owns any Registrable Shares. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(f)           This Agreement constitute the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

(g)          The provisions of this Agreement are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement; but this Agreement, shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

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(h)          In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

(i)           The parties hereto acknowledge and agree that (i) each party and its counsel, if so represented, reviewed and negotiated the terms and provisions of this Agreement and have contributed to its revision and (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement.

(j)           This Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of New York. Each of Parent and Borrower agrees that any action or proceeding against it hereunder may be commenced in state or federal court in any county in the State of New York, and each of Parent and Borrower waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be properly served and shall confer personal jurisdiction if served by registered or certified mail in accordance with the notice provisions set forth herein.

(k)          EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THE PARTIES HERETO RELATING TO THE SUBJECT MATTER HEREOF. EACH OF THE PARTIES HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND THAT MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF THE OTHER PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING, BUT NOT LIMITED TO, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE PARTIES HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO THIS AGREEMENT. EACH OF THE PARTIES HERETO HEREBY FURTHER ACKNOWLEDGES AND AGREES THAT EACH HAS REVIEWED OR HAD THE OPPORTUNITY TO REVIEW THIS WAIVER WITH ITS RESPECTIVE LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH SUCH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(l)           Article, section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

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(m)         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterparts.

(n)          From and after the date of this Agreement, upon the request of the Lender or the Parent, the Parent and the Lender, as applicable, shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

(o)          This Agreement shall terminate upon the earlier of (i) the tenth anniversary of the date of this Agreement or (ii) the date as of which (A) all of the Registrable Shares have been sold pursuant to a Registration Statement (but in no event prior to the applicable period referred to in Section 4(3) of the Securities Act and Rule 174 thereunder) or (B) the holders of all Registrable Shares are permitted to sell the Registrable Shares under Rule 144 (or any similar provision) under the Securities Act without limitation on the amount of securities sold or the manner of sale and such Registrable Shares have been sold. The provisions of Section 5 and Section 10 shall survive any termination of this Agreement.

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IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

PARENT:

LONG ISLAND ICED TEA CORP.

By:	/s/ Philip Thomas
Name: Philip Thomas
Title: CEO

BORROWER:

LONG ISLAND BRAND BEVERAGES LLC

By:	/s/ Philip Thomas
Name: Philip Thomas
Title: CEO

LENDER:

BRENTWOOD LIIT INC.

By:	/s/ Kerry Finnigan
Name: Kerry Finnigan
Title: Director

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